UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2023

Warner Music Group Corp.

(Exact name of Registrant as specified in its charter)

Delaware	001-32502	13-4271875
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1633 Broadway, New York, New York		10019
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 275-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of Exchange on which Registered
Class A Common Stock	WMG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Senior Term Loan Credit Agreement Amendment

On June 30, 2023, WMG Acquisition Corp. (“Acquisition Corp.”), a subsidiary of Warner Music Group Corp., entered into an increase supplement (the “Third Increase Supplement”), among Acquisition Corp., the guarantors party thereto, WMG Holdings Corp., JPMorgan Chase Bank, N.A., as increasing lender, and Credit Suisse AG, as administrative agent, to the senior term loan credit agreement, dated November 1, 2012 (as amended by the amendments dated May 9, 2013, July 15, 2016, November 21, 2016, May 22, 2017, December 6, 2017, March 14, 2018, June 7, 2018, January 20, 2021, March 8, 2021, November 1, 2022 and May 10, 2023, the “Senior Term Loan Credit Agreement”), among Acquisition Corp., the guarantors party thereto, the lenders party thereto and Credit Suisse AG, as administrative agent, pursuant to which Acquisition Corp. has borrowed additional Tranche G term loans in an amount equal to $150 million, the proceeds of which have been used to prepay the Tranche H term loans in full, for an aggregate principal amount outstanding under the Senior Term Loan Credit Agreement of $1,295 million.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Senior Term Loan Credit Agreement Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 concerning Acquisition Corp.’s direct financial obligations under the Third Increase Supplement and the Senior Term Loan Credit Agreement is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Third Increase Supplement, dated as of June 30, 2023, among Acquisition Corp., the guarantors party thereto, WMG Holdings Corp., JPMorgan Chase Bank, N.A., as increasing lender, and Credit Suisse AG, as administrative agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WARNER MUSIC GROUP CORP.

By:	/s/ Paul M. Robinson
Paul M. Robinson
Executive Vice President, General Counsel and Assistant Secretary

Date: June 30, 2023